UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-6489

Dreyfus Florida Intermediate Municipal Bond Fund

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
	(Address of principal executive offices)	(Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000

Date of fiscal year end:	12/31

Date of reporting period:	6/30/04

FORM N-CSR

Item 1. Reports to Stockholders.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus Florida Intermediate
Municipal Bond Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Florida Intermediate Municipal Bond Fund covers the six-month period from January 1, 2004, through June 30, 2004. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Scott Sprauer.

The U.S. economy increasingly showed signs of sustainable growth during the first half of 2004, causing heightened volatility in the tax-exempt bond market. When it became clearer in the spring that an unexpectedly strong job market and higher energy prices reflected renewed inflationary pressures, many fixed-income investors began to anticipate higher interest rates. In fact, on the last day of the reporting period, the Federal Reserve Board raised short-term rates in what many analysts believe is the first in a series of gradual increases.

To many investors, the move to a less accommodative monetary policy marks the beginning of a new phase in the economic cycle. At times such as these, when market conditions are in a period of transition, we believe it is especially important for you to stay in close contact with your financial advisor, who can help you position your portfolio in a way that is designed to respond to the challenges and opportunities of today's changing investment environment.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter

Chairman and Chief Executive Officer The Dreyfus Corporation

July 15, 2004

DISCUSSION OF FUND PERFORMANCE

Scott Sprauer, Portfolio Manager

How did Dreyfus Florida Intermediate Municipal Bond Fund perform relative to its benchmark?

For the six-month period ended June 30, 2004, the fund achieved a total return of –1.33%.1 face="serif">The Lehman Brothers 7-Year Municipal Bond Index (the "Index"), the fund's benchmark, achieved a total return of –1.03% for the same period.2 In addition, the fund is reported in the Lipper Florida Intermediate Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the Lipper category was –1.39%.3

Municipal bond prices generally fell during the first half of 2004, when signs of resurgent inflationary pressures began to emerge in the recovering economy.The fund's performance was roughly in line with that of the Lipper category average. However, the fund's returns trailed its benchmark, which contains bonds from many states, not just Florida, and does not reflect fund fees and expenses.

What is the fund's investment approach?

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital.

To pursue this goal, the fund normally invests at least 80% of its assets in municipal bonds issued by the state of Florida, its political subdivisions, authorities and corporations, that provide income exempt from federal income tax and which enable the fund's shares to be exempt from the Florida intangible personal property tax.The fund generally maintains a dollar-weighted average portfolio maturity between three and 10 years.

While the fund generally intends to invest only in investment-grade securities or the unrated equivalent as determined by Dreyfus, it does have the ability to invest up to 20% of its net assets in bonds rated below investment grade ("high-yield" or "junk" bonds) or the unrated equivalent as determined by Dreyfus.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

The portfolio manager may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest-rate environment and the municipal bond's potential volatility in different rate environments. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.A portion of the fund's assets may be allocated to "discount" bonds, which are bonds that sell at a price below their face value, or to "premium" bonds, which are bonds that sell at a price above their face value.The fund's allocation to either discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment. The portfolio manager also may look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund's performance?

During the first quarter of 2004, municipal bond prices gradually rose as labor markets remained weak and inflation stayed low.At the start of the second quarter, however, reports of stronger job growth and rising energy prices rekindled investors' inflation-related concerns, causing municipal bond prices to fall sharply.

While stronger economic growth contributed to heightened market volatility during the reporting period, it also helped to improve the fiscal condition of many states and municipalities. Because of its diverse economic base and strong tourist activity, Florida has fared better than many other states. However, it continues to face fiscal challenges, including the need to fund recently enacted education mandates.

In this environment, we attempted to reduce the fund's average duration — a measure of sensitivity to changing interest rates — to a position we consider more in line with that of its benchmark.We also attempted to diversify the fund's holdings more evenly among bonds of various maturities.When purchasing new securities, we generally focused on high-quality bonds selling at premiums to their face values. Such bonds historically have held more of their value during market declines.

Nonetheless, the fund was adversely affected in April, when intermediate-term bonds were particularly hard-hit by investors' inflation concerns. We subsequently reduced the fund's exposure to bonds in the eight-year maturity range, redeploying assets toward the 15-year range, where volatility was less severe.

What is the fund's current strategy?

On June 30, the Federal Reserve Board (the "Fed") raised interest rates by 25 basis points in what many investors believe is the first in a series of moves toward a less accommodative monetary policy.Now that a new tightening cycle apparently has begun, we have continued to maintain a relatively conservative strategy — including a neutral average duration and a focus on premium bonds — in an attempt to manage potential risks. However, we are also aware that bond prices as of the reporting period's end may reflect a more aggressive tightening of monetary policy than the Fed intends or economic conditions warrant, and we have continued to look for opportunities to invest in high-quality securities that we believe represent attractive values. In our view, these are prudent strategies in today's changing market environment.

July 15, 2004

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 7-year, tax-exempt bond market, consisting of municipal bonds with maturities of 6-8 years. Index returns do not reflect the fees and expenses associated with operating a mutual fund.

3	Source: Lipper Inc.

The Fund 5

STATEMENT OF INVESTMENTS
June 30, 2004 (Unaudited)
	Principal
Long-Term Municipal Investments—99.7%	Amount ($)		Value ($)

Florida—92.4%
Boynton Beach, Utility Systems Revenue
5.375%, 11/1/2008 (Insured; FGIC)	1,000,000		1,083,540
Brevard County Health Facilities Authority, Revenue
(Holmes Regional Medical Center)
5.30%, 10/1/2007 (Insured; MBIA)	3,000,000		3,199,170
Brevard County Housing Finance Authority, MFHR
(Windover Oaks) 6.90%, 2/1/2027	2,000,000		2,124,660
Broward County School Board, COP:
5.375%, 7/1/2013
(Insured; FSA, Prerefunded 7/1/2011)	4,370,000	[a]	4,852,055
5.50%, 7/1/2014
(Insured; FSA, Prerefunded 7/1/2011)	4,715,000	[a]	5,308,147
Capital Projects Finance Authority, Student Housing
Revenue (Capital Projects Loan Program)
5.50%, 10/1/2016 (Insured; MBIA)	4,285,000		4,521,361
Charlotte County, Utility Revenue
5.40%, 10/1/2008 (Insured; FGIC)	1,210,000		1,309,982
Clay County Housing Finance Authority, Revenue
(Multi-County Program) 4.85%, 10/1/2011
(Collateralized: FNMA & GNMA)	1,110,000		1,150,249
Cocoa, Water and Sewer Revenue
5.50%, 10/1/2019 (Insured; AMBAC)	2,815,000		3,098,780
Dade County:
Special Obligation Revenue:
(Solid Waste System)
6%, 10/1/2006 (Insured; AMBAC)	2,565,000		2,773,560
Zero Coupon, 10/1/2010 (Insured; AMBAC)	6,825,000		5,339,334
Water and Sewer Systems Revenue
6.25%, 10/1/2011 (Insured; FGIC)	2,115,000		2,468,353
Dade County School District
5%, 8/1/2013 (Insured; MBIA)	3,995,000		4,330,900
Escambia County Health Facilities Authority, Revenue
(Ascension Health Credit Group) 5.25%, 11/15/2013	2,000,000		2,148,900
Florida Board of Education:
Capital Outlay (Public Education):
5.50%, 6/1/2010	5,725,000		6,108,861
5.50%, 6/1/2018	5,000,000		5,412,000
Lottery Revenue:
5.25%, 7/1/2018 (Insured; FGIC)	9,330,000		9,886,534
5.25%, 7/1/2018 (Insured; FGIC)	2,500,000		2,663,250
5.25%, 7/1/2019 (Insured; FGIC)	3,675,000		3,872,127

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Florida (continued)
Florida Department of Environmental Protection, Revenue:
5.75%, 7/1/2009 (Insured; FGIC)	5,100,000	5,700,576
(Florida Forever) 5.375%, 7/1/2017 (Insured; MBIA)	3,450,000	3,727,069
Florida Municipal Loan Council, Revenue
(North Miami Beach Water)
5.375%, 8/1/2018 (Insured; MBIA)	1,990,000	2,142,434
Florida Municipal Power Agency, Revenue
(Stanton II) 5.50%, 10/1/2015 (Insured; AMBAC)	3,635,000	3,978,689
Florida Ports Financing Commission, Revenue
(Transportation Trust Fund—Intermodal Program)
5.50%, 10/1/2016	1,745,000	1,860,851
Florida Turnpike Authority, Turnpike Revenue
(Department of Transportation) 5.25%, 7/1/2023	1,945,000	2,007,610
Florida Water Pollution Control Financing Corp.,
Water Pollution Control Revenue 5.25%, 1/15/2021	2,545,000	2,686,629
Halifax Hospital Medical Center, HR
5%, 10/1/2010 (Insured; MBIA)	1,750,000	1,864,170
Hialeah Gardens, IDR (Waterford Convalescent)
7.875%, 12/1/2007	510,000	513,794
Hillsborough County, Utility Revenue:
Zero Coupon, 8/1/2006 (Insured; MBIA)	5,000,000	4,768,150
5.50%, 8/1/2011 (Insured; AMBAC)	2,000,000	2,235,740
5.50%, 8/1/2014 (Insured; AMBAC)	3,205,000	3,591,908
Hillsborough County Industrial Development Authority
HR (Tampa General Hospital) 5.25%, 10/1/2015	3,000,000	3,101,280
Hillsborough County School Board, COP
5%, 7/1/2016 (Insured; MBIA)	2,625,000	2,741,786
Hillsborough County School District, Sales Tax Revenue
5.375%, 10/1/2014 (Insured; AMBAC)	1,500,000	1,632,375
Jacksonville:
Guaranteed Entitlement Revenue
(Refunding & Improvement)
5.375%, 10/1/2016 (Insured; FGIC)	3,080,000	3,331,112
Sales Tax Revenue:
5.50%, 10/1/2014 (Insured; AMBAC)	1,500,000	1,647,765
5.50%, 10/1/2015 (Insured; AMBAC)	1,500,000	1,638,360
(River City Renaissance)
5.125%, 10/1/2018 (Insured; FGIC)	2,500,000	2,615,675
Jacksonville Electric Authority, Revenue
(Saint John's River Power) Zero Coupon, 10/1/2010	1,000,000	785,680

The Fund 7

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Florida (continued)
Lake Worth 5.80%, 10/1/2005 (Insured; AMBAC)	1,000,000	1,050,210
Lakeland, Electric and Water Revenue 5.90%, 10/1/2007	2,385,000	2,623,762
Lee County, Transportation Facilities Revenue
5.50%, 10/1/2015 (Insured; AMBAC)	2,500,000	2,730,600
Martin County, Utility System Revenue:
5.50%, 10/1/2011 (Insured; FGIC)	1,000,000	1,119,600
5.50%, 10/1/2012 (Insured; FGIC)	1,065,000	1,195,367
5.50%, 10/1/2013 (Insured; FGIC)	1,485,000	1,667,358
Miami:
5.80%, 12/1/2005 (Insured; FGIC)	1,340,000	1,414,839
Homeland Defense/Neighborhood
5.50%, 1/1/2016 (Insured; MBIA)	3,000,000	3,237,750
Miami-Dade County, Public Service Tax Revenue
(Umsa Public Improvements)
5.50%, 4/1/2016 (Insured; AMBAC)	2,190,000	2,377,333
Miami-Dade County School Board, COP
5.25%, 8/1/2008 (Insured; AMBAC)	2,500,000	2,714,525
Northern Palm Beach County Improvement District
(Water Control & Improvement Unit Development)
5.75%, 8/1/2014	1,020,000	1,042,226
Orange County, Tourist Development Tax Revenue:
5.50%, 10/1/2011 (Insured; AMBAC)	3,030,000	3,316,002
5%, 10/1/2015 (Insured; AMBAC)	1,010,000	1,062,641
Orange County Health Facilities Authority, HR
(Orlando Regional Healthcare)
6.25%, 10/1/2011 (Insured; MBIA)	1,770,000	2,067,926
Orlando Utilities Commission,
Water and Electric Revenue:
5.80%, 10/1/2006	6,030,000	6,502,511
5.80%, 10/1/2007	1,175,000	1,288,293
Osceola County Industrial Development Authority,
Revenue (Community Provider Pooled
Loan Program) 8%, 7/1/2004	279,000	279,022

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Florida (continued)
Palm Beach County:
Criminal Justice Facilities Revenue
5.375%, 6/1/2010 (Insured; FGIC)	1,825,000		2,019,527
(Land Acquisition Program) 5.375%, 6/1/2014	1,000,000		1,094,370
Public Improvement Revenue (Convention Center)
5.50%, 11/1/2013
(Insured; FGIC, Prerefunded 11/1/2011)	1,785,000	[a]	2,002,234
Water and Sewer Revenue 5%, 4/1/2010	2,170,000		2,358,182
Palm Beach County School Board, COP:
6%, 8/1/2016 (Insured; FGIC,
Prerefunded 8/1/2010)	4,000,000	[a]	4,597,000
5.50%, 8/1/2018 (Insured; FSA)	4,910,000		5,307,612
Palm Beach County Solid Waste Authority, Revenue
5.50%, 10/1/2006 (Insured; AMBAC)	3,000,000		3,209,820
Pinellas County Health Facilities Authority,
Health Systems Revenue (Baycare Health)
5%, 11/15/2012 (Insured; MBIA)	6,410,000		6,884,725
Plant City, Utility Systems Revenue
(Improvement) 6%, 10/1/2015 (Insured; MBIA)	2,200,000		2,544,344
Plantation, Revenue (Public Improvement Projects)
5.375%, 8/15/2011 (Insured; FSA)	5,370,000		5,963,385
Sunrise, Public Facilities Revenue
6.20%, 10/1/2004 (Insured; MBIA)	1,000,000		1,012,200
Tampa:
Cigarette Tax Allocation (H Lee Moffitt Cancer)
5%, 3/1/2008 (Insured; AMBAC)	2,000,000		2,148,660
Utility Tax and Special Revenue
5.25%, 10/1/2021 (Insured; AMBAC)	1,000,000		1,051,150
Tampa Bay, Water Utility Systems Revenue
5.125%, 10/1/2015
(Insured; FGIC, Prerefunded 10/1/2008)	3,205,000	[a]	3,509,187
Volusia County School Board, Sales Tax Revenue
5.375%, 10/1/2015 (Insured; FSA)	4,000,000		4,349,400

The Fund 9

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

		Principal
Long-Term Municipal Investments (continued)		Amount ($)		Value ($)

Florida (continued)
Volusia County Special Assessment
(Bethune Beach Wastewater Project)
6.875%, 7/1/2005 (Prerefunded 7/1/2004)		55,000	[a]	55,008
U.S. Related—7.3%
Children's Trust Fund of Puerto Rico, Tobacco Settlement
Revenue, Asset Backed Bonds:
5.75%, 7/1/2013 (Prerefunded 7/1/2010)		1,000,000	[a]	1,125,190
5.75%, 7/1/2014 (Prerefunded 7/1/2010)		3,000,000	[a]	3,375,570
Puerto Rico Commonwealth Highway and
Transportation Authority, Revenue:
Highway 5.50%, 7/1/2013 (Insured; MBIA)		2,500,000		2,818,425
Transportation 5.25%, 7/1/2012 (Insured; MBIA)		2,440,000		2,657,136
Puerto Rico Commonwealth Public Improvement
5.50%, 7/1/2013 (Insured; FSA)		2,000,000		2,254,740
Puerto Rico Public Buildings Authority, Guaranteed
Revenue (Government Facilities)
5.25%, 7/1/2020 (Insured; XLCA)		2,000,000		2,154,360
Virgin Islands Public Finance Authority, Revenue
5.625%, 10/1/2010		2,000,000		2,114,480

Total Investments (cost $	215,643,722)	99.7%		224,520,086
Cash and Receivables (Net)		.3%		771,947
Net Assets		100.0%		225,292,033

Summary of Abbreviations
AMBAC	American Municipal Bond	GNMA	Government National Mortgage
	Assurance Corporation		Association
COP	Certificate of Participation	HR	Hospital Revenue
FGIC	Financial Guaranty Insurance	IDR	Industrial Development Revenue
	Company	MBIA	Municipal Bond Investors Assurance
FNMA	Federal National Mortgage		Insurance Corporation
	Association	MFHR	Multi-Family Housing Revenue
FSA	Financial Security Assurance	XLCA	XL Capital Assurance
Summary of Combined Ratings (Unaudited)

Fitch	or	Moody's	or	Standard & Poor's	Value (%)

AAA		Aaa		AAA	84.9
AA		Aa		AA	12.0
BBB		Baa		BBB	2.3
Not Rated [b]		Not Rated [b]		Not Rated [b]	.8
					100.0
  a Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
  Securities which, while not rated by Fitch, Moody's and Standard & Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2004 (Unaudited)
	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	215,643,722	224,520,086
Interest receivable		3,501,038
Receivable for shares of Beneficial Interest subscribed		145
Prepaid expenses		12,227
		228,033,496

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		125,183
Cash overdraft due to Custodian		2,488,263
Payable for shares of Beneficial Interest redeemed		76,793
Accrued expenses		51,224
		2,741,463

Net Assets ( $)		225,292,033

Composition of Net Assets ($):
Paid-in capital		215,929,148
Accumulated undistributed investment income—net		15,336
Accumulated net realized gain (loss) on investments		471,185
Accumulated net unrealized appreciation
(depreciation) on investments		8,876,364

Net Assets ( $)		225,292,033

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		17,052,346
Net Asset Value, offering and redemption price per share—Note 3(d) ($)		13.21

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2004 (Unaudited)
Investment Income ($):
Interest Income	5,168,083
Expenses:
Management fee—Note 3(a)	705,026
Shareholder servicing costs—Note 3(b)	132,708
Trustees' fees and expenses—Note 3(c)	21,804
Professional fees	20,275
Custodian fees	13,405
Registration fees	9,341
Prospectus and shareholders' reports	9,217
Loan commitment fees—Note 2	646
Miscellaneous	9,536
Total Expenses	921,958
Investment Income—Net	4,246,125

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	105,103
Net unrealized appreciation (depreciation) on investments	(7,464,443)
Net Realized and Unrealized Gain (Loss) on Investments	(7,359,340)
Net (Decrease) in Net Assets Resulting from Operations	(3,113,215)

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2004	Year Ended
	(Unaudited)	December 31, 2003

Operations ($):
Investment income—net	4,246,125	8,962,185
Net realized gain (loss) on investments	105,103	1,152,267
Net unrealized appreciation
(depreciation) on investments	(7,464,443)	(485,125)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(3,113,215)	9,629,327

Dividends to Shareholders from ($):
Investment income—net	(4,230,789)	(8,944,310)
Net realized gain on investments	—	(899,421)
Total Dividends	(4,230,789)	(9,843,731)

Beneficial Interest Transactions ($):
Net proceeds from shares sold	10,048,964	16,801,817
Dividends reinvested	2,818,546	6,700,112
Cost of shares redeemed	(21,384,757)	(36,944,468)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(8,517,247)	(13,442,539)
Total Increase (Decrease) in Net Assets	(15,861,251)	(13,656,943)

Net Assets ($):
Beginning of Period	241,153,284	254,810,227
End of Period	225,292,033	241,153,284
Undistributed investment income—net	15,336	—

Capital Share Transactions (Shares):
Shares sold	742,841	1,237,705
Shares issued for dividends reinvested	209,390	492,753
Shares redeemed	(1,595,594)	(2,717,695)
Net Increase (Decrease) in Shares Outstanding	(643,363)	(987,237)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

	Six Months Ended
	June 30, 2004			Year Ended December 31,

	(Unaudited)		2003	2002	2001 [a]	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	13.63		13.64	13.15	13.21	12.85	13.59
Investment Operations:
Investment income—net	.24[b]		.49[b]	.53[b]	.58[b]	.59	.59
Net realized and unrealized
gain (loss) on investments	(.42)		.04	.60	(.01)	.36	(.74)
Total from Investment Operations	(.18)		.53	1.13	.57	.95	(.15)
Distributions:
Dividends from
investment income—net	(.24)		(.49)	(.53)	(.58)	(.59)	(.59)
Dividends from net realized
gain on investments	—		(.05)	(.11)	(.05)	—	.00[c]
Total Distributions	(.24)		(.54)	(.64)	(.63)	(.59)	(.59)
Net asset value, end of period	13.21		13.63	13.64	13.15	13.21	12.85

Total Return (%)	(1.33)	[d]	4.00	8.75	4.37	7.58	(1.16)

Ratios/Supplemental Data (%):
Ratio of expenses
to average net assets	.78[e]		.79	.80	.78	.81	.81
Ratio of net investment income
to average net assets	3.60[e]		3.64	3.96	4.33	4.59	4.42
Portfolio Turnover Rate	9.68[d]		20.68	33.26	22.97	11.45	10.61

Net Assets, end of period
($ x 1,000)	225,292	241,153		254,810	255,114	261,174	287,162

a As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or permium on a scientific basis for debt securities on a daily basis.There was no effect of this change for the period ended December 31, 2001 and the ratios were not affected by this change. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Annualized.
e	Not annualized.

See notes to financial statements.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Florida Intermediate Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment com-pany.The fund's investment objective is to provide investors with as high a level of income exempt from federal income tax as is consistent with the preservation of capital.The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial"). Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit and includes such credits in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2003 were as follows: tax exempt income $8,944,310 and long-term capital gains $899,421. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2004, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the fund's Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 2004, the fund was charged of $82,210 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer,Inc.,a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund.

During the period ended June 30, 2004, the fund was charged $34,094 pursuant to the transfer agency agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: management fees $110,771, shareholder services plan fees $1,000 and transfer agency per account fees $13,412.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. During the period ended June 30, 2004, redemption fees charged and retained by the fund amounted to $1,012.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2004, amounted to $22,572,189 and $28,272,430, respectively.

At June 30, 2004, accumulated net unrealized appreciation on investments was $8,876,364, consisting of $9,487,668 gross unrealized appreciation and $611,304 gross unrealized depreciation.

At June 30, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Legal Matters:

Two class actions (which have been consolidated) have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the "Investment Advisers"), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

to promote sales of Dreyfus funds,and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The complaints seek unspecified compensatory and punitive damages, rescission of the funds' contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus' ability to perform its contracts with the Dreyfus funds.

For More Information

Dreyfus
Florida Intermediate
Municipal Bond Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

By telephone

Call 1-800-645-6561

By mail Write to:

The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

By E-mail Send your request to info@dreyfus.com

On the Internet Information can be viewed online or downloaded from: http://www.dreyfus.com

© 2004 Dreyfus Service Corporation 0740SA0604

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management

Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable. The Fund has a Nominating Committee, which is responsible for selecting and nominating persons for election or appointment by the Fund’s Board as Board members. The Committee has adopted a Nominating Committee Charter (“Charter”). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Fund and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 10. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) not applicable

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Florida Intermediate Municipal Bond Fund

By:	/s/Stephen E. Canter

Stephen E. Canter
President

Date:	August 26, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter

Stephen E. Canter
Chief Executive Officer

Date:	August 26, 2004

By:	/s/ James Windels

James Windels
Chief Financial Officer

Date:	August 26, 2004

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)